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                      RETAIL FUND PARTICIPATION AGREEMENT

THIS AGREEMENT, made and entered into this 16th day of December, 2002, by and among HARTFORD LIFE INSURANCE COMPANY, a stock life insurance company organized under the laws of Connecticut (hereinafter the "COMPANY"), on its own behalf and on behalf of each separate account of the Company set forth in SCHEDULE A hereto, as may be amended from time to time (each such account hereinafter referred to as a "SEPARATE ACCOUNT"), Legg Mason Value Trust, Inc., (hereinafter, collectively, the "FUND"), and Legg Mason Wood Walker, Incorporated, a Maryland corporation (hereinafter the "UNDERWRITER").

                                  WITNESSETH:

WHEREAS, beneficial interests in the Fund are divided into several series of shares, each representing the interest in a particular managed portfolio of securities and other assets (the "PORTFOLIOS"); and

WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter the "1940 ACT") and its shares are registered under the Securities Act of 1933, as amended (hereinafter the "1933 ACT"); and

WHEREAS, the Company issues certain group variable annuity contracts and group funding agreements (the "CONTRACTS") in connection with retirement plans intended to meet the qualification requirements of Sections 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "CODE"); and

WHEREAS, each Separate Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts; and

WHEREAS, Legg Mason Funds Management, Inc. (the "ADVISER") is the investment adviser of the Portfolios of the Fund and is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and any applicable state securities laws; and

WHEREAS, the Underwriter is the principal underwriter for the Fund and is registered as a broker-dealer with the Securities and Exchange Commission (hereinafter the "SEC") under the Securities Exchange Act of 1934, as amended (hereinafter the "1934 ACT"), and is a member in good standing of the National Association of Securities Dealers, Inc. (hereinafter "NASD"); and

WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Company intends to purchase shares in the Portfolios set forth in SCHEDULE A on behalf of each corresponding Separate Account set forth on such SCHEDULE A to fund the Contracts and the Underwriter is authorized to sell such shares to unit investment trusts such as the Separate Accounts at net asset value.

NOW, THEREFORE, in consideration of their mutual promises, the Company, the Fund and the Underwriter agree as follows:

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       ARTICLE I. Purchase and Redemption of Funds Shares.

1.1 The Fund and the Underwriter agree to sell to the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for receipt of such orders from each Separate Account. Receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order via the National Securities Clearing Corporation (the "NSCC") by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to purchase Portfolio shares using the NSCC's Defined Contribution Clearance & Settlement ("DCC&S") platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by wire from the Company's designated Settling Bank to the NSCC. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculates it net asset value pursuant to the rules of the SEC. "NETWORKING" shall mean the NSCC's product that allows Fund's and Companies to exchange account level information electronically. "SETTLING BANK" shall mean the entity appointed by the Fund to perform such settlement services on behalf of the Fund and agrees to abide by the NSCC's Rules and Procedures insofar as they relate to the same day funds settlement.

If the Company is somehow prohibited form submitting purchase and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and the Underwriter agree to sell the Company those shares of the Portfolios which the Company orders on behalf of any Separate Account, executing such orders on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of such order. For purposes of this Section, the Company shall be the designee of the Fund for the receipt of such orders from the Separate Account and receipt by such designee shall constitute receipt by the Fund; provided that the Fund or the Underwriter receives notice of such order by 9:30 a.m. Eastern Time on the next following Business Day. The Company shall pay for Portfolio shares by the scheduled close of federal funds transmissions on the same Business Day it places an order to purchase Portfolio shares in accordance with this section. Payment shall be in federal funds transmitted by wire to the Fund's designated custodian. "BUSINESS DAY" shall mean any day on which the New York Stock Exchange is open for trading and on which the Fund calculated it net asset value pursuant to the rules of the SEC.

1.2 The Fund and the Underwriter agree to make shares of the Portfolios available indefinitely for purchase at the applicable net asset value per share by the Company on Business Days; provided, however, that the Board of Trustees or Directors, as applicable, of the Fund (hereinafter the "TRUSTEES/DIRECTORS") may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of shares of any Portfolio if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees/Directors, acting in good faith and in compliance with their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of any Portfolio.

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1.3  The Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption via the NCSA by 9:30 a.m. Eastern Time on the next following Business Day. The Fund will receive all orders to redeem Portfolio shares using the NSCC's DCC&S platform. The Fund will also provide the Company with account positions and activity data using the NSCC's Networking platform. Payment for Fund shares redeemed shall be made in accordance with this section using the NSCC's Fund/SERV System. Payment shall be in federal funds transmitted by the NSCC to the Separate Account's Settling Bank as designated by the Company, on the same Business Day the Fund or The Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 9:30 a.m. Eastern Time on such Business Day.

If the Company is somehow prohibited from submitting redemption and settlement instructions to the Fund for Portfolio shares via the NSCC's DCC&S platform the following shall apply to this Section:

The Fund and the Underwriter agree to redeem for cash, upon the Company's request, any full or fractional shares of the Fund held by the Company on behalf of a Separate Account, executing such requests on a daily basis at the net asset value next computed after receipt and acceptance by the Fund or its designee of the request for redemption. For purposes of this Section, the Company shall be the designee of the Fund for receipt of requests for redemption from each Separate Account and receipt by such designee shall constitute receipt by the Fund; provided the Fund or the Underwriter receives notice of such request for redemption by 9:30 a.m. Eastern Time on the next following Business Day. Payment shall be in federal funds transmitted by wire to the Separate Account as designated by the Company, on the same Business Day the Fund or the Underwriter receives notice of the redemption order from the Company provided that the Fund or the Underwriter receives notice by 9:30 a.m. Eastern Time on such Business Day.

1.4 The Company agrees to purchase and redeem the shares of the Portfolios named in SCHEDULE A offered by the then current prospectus of the Fund in accordance with the provisions of the applicable prospectus.

1.5 The Company will place net purchase/redemption orders to purchase or redeem shares of each Portfolio.

1.6 Issuance and transfer of the Fund's shares will be by book entry only. Share certificates will not be issued to the Company or any Separate Account. Purchase and redemption orders for Fund shares will be recorded in an appropriate title for each Separate Account or the appropriate subaccount of each Separate Account.

1.7 The Underwriter shall furnish notice to the Company of any income, dividends or capital gain distributions payable on the Fund's shares no later than the ex-dividend date. The Company hereby elects to receive all such dividends and distributions as are payable on a Portfolio's shares in the form of additional shares of that Portfolio. The Fund shall notify the Company of the number of shares so issued as payment of such dividends and distributions no later than one Business Day after issuance. The

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Company reserves the right to revoke this election and to receive in cash all such dividends and distributions declared after receipt of notice of revocation by the Fund.

1.8 The Underwriter shall make the net asset value per share for each Portfolio available to the Company on a daily basis as soon as reasonably practical after the close of trading each Business Day, but in no event later than 6:30 p.m. Eastern Time on such Business Day.

1.9 If the Underwriter or the Fund provides incorrect share net asset value (to the extent that the incorrect share net asset value is more than one-half of one percent of the correct net asset value) per share, dividend or capital gain information through no fault of the Company and such errors are not corrected by 4 p.m. Eastern Time the next Business Day (by providing the incorrect and the correct NAV for each day that the error occurred), the Company shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. In addition, the Underwriter and/or Fund shall be liable for the systems and out of pocket costs to make all corrections to all Contracts owner, participant, or beneficiary accounts with respect to the Fund shares purchased or redeemed to reflect the correct net asset value per share, dividend or capital gain information so that each participant under a Contract is made whole. Any error in the calculation or reporting of net asset value per share, dividend or capital gain information shall be reported promptly to the Company upon discovery. Underwriter and/or Fund shall reimburse the Company for all out of pocket expenses and employee time incurred for correcting such incorrect information.

1.10 If the Company provides incorrect processing information through no fault of the Fund, the Underwriter or the Advisor, the Fund shall be entitled to an adjustment with respect to the Fund shares purchased or redeemed to reflect the correct information. Any error in the information provided by the Company shall be reported to the Fund, the Underwriter and the Adviser promptly upon discovery.

                   ARTICLE II. Representations and Warranties

2.1. The Company represents and warrants that the Contracts are or will be registered unless exempt and that it will make every effort to maintain such registration under the 1933 Act to the extent required by the 1933 Act; that the Contracts are intended to be issued and sold in compliance in all material respects with all applicable federal and state laws. The Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established each Separate Account prior to any issuance or sale of Contracts, shares or other interests therein, as a segregated asset account under the insurance laws of the State of Connecticut and has registered or, prior to any issuance or sale of the Contracts, will register and will maintain the registration of each Separate Account as a unit investment trust in accordance with and to the extent required by the provisions of the 1940 Act, unless exempt therefore, to serve as a segregated investment account for the Contracts. Unless exempt, the Company shall amend its registration statement for its Contracts under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts. The Company shall register and qualify the Contracts for sale in accordance with securities laws of the various states only if and to the extent deemed necessary by the Company.

2.2 The Fund and the Underwriter represent and warrant that (i) Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance

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with applicable law and that the Fund is and shall remain registered under the
1940 Act for as long as the Fund shares are sold; (ii) the Fund shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares; and (iii) the Fund shall register and qualify its shares for sales in accordance with the laws of the various states only if and to the extent deemed advisable by the Fund or the Underwriter.

2.3 The Fund represents that each Portfolio (a) is currently qualified as a Regulated Investment Company under Subchapter M of the Code; (b) will make every effort to maintain such qualification (under Subchapter M or any successor or similar provision); and (c) will notify the Company immediately upon having a reasonable basis for believing that such Portfolio has ceased to so qualify or might not so qualify in the future.

2.4 To the extent that the Fund finances distribution expenses pursuant to Rule 12b-1 under the 1940 Act, the Fund represents that its Board of Trustees or Directors, as applicable, including a majority of its Trustees/Directors who are not interested persons of the Fund, have formulated and approved a plan under Rule 12b-1 to finance distribution expenses.

2.5 The Fund makes no representation as to whether any aspect of its operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or insurance regulations of the various states.

2.6 The Underwriter represents and warrants that it is a member in good standing of the NASD and is registered as a broker-dealer with the SEC. The Underwriter further represents that it will sell and distribute the Fund shares in accordance in all material respects with all applicable federal and state securities laws, including without limitation the 1933 Act, the 1934 Act, and the 1940 Act.

2.7 The Fund represents that it is lawfully organized and validly existing under the laws of the State of Maryland and that it does and will comply in all material respects with applicable provisions of the 1940 Act.

2.8 The Fund represents and warrants that all of its Trustees/Directors, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimum coverage as required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid Bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.9 The Company represents and warrants that all of its directors, officers, employees, investment advisers, and other individuals/entities dealing with the money and/or securities of the Fund are covered by a blanket fidelity bond or similar coverage in an amount not less than $5 million. The aforesaid includes coverage for larceny and embezzlement and is issued by a reputable bonding company.

2.10 The Underwriter represents and warrants that the Adviser is and shall remain duly registered in all material respects under all applicable federal and state securities laws and that the Adviser shall perform its obligations for the Fund in compliance in all material respects with any applicable state and federal securities laws.

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2.11  The foregoing representations and warranties shall be made, by the party hereto that makes the representation or warranty as of the date first written above and at the time of each purchase and each sale of the Fund's shares pursuant to this Agreement.

        ARTICLE III. Prospectuses; Reports and Proxy Statements; Voting

3.1 The Fund shall provide the Company at no charge with as many printed copies of the Fund's current prospectus and statement of additional information as the Company may reasonably request. If requested by the Company, in lieu of providing printed copies of the Fund's current prospectus and statement of additional information, the Fund shall provide camera-ready film, computer diskettes, e-mail transmissions or PDF files containing the Fund's prospectus and statement of additional information, and such other assistance as is reasonably necessary in order for the Company once each year (or more frequently if the prospectus and/or statement of additional information for the Fund are amended during the year) to have the prospectus for the Contracts (if applicable) and the Fund's prospectus printed together in one document or separately. The Company may elect to print the Fund's prospectus and/or its statement of additional information in combination with other fund companies' prospectuses and statements of additional information.

3.2(a). The Fund shall provide the Company at no charge with copies of the Fund's proxy statements, Fund reports to shareholders, and other Fund communications to shareholders in such quantity as the Company shall reasonably require for distributing to Contract owners.

3.2(b). The Fund shall pay for the cost of typesetting, printing and distributing all Fund prospectuses, statements of additional information, Fund reports to shareholders and other Fund communications to Contract owners and prospective Contract owners. The Fund shall pay for all costs for typesetting, printing and distributing proxy materials.

3.3. The Fund's statement of additional information shall be obtainable by Contract owners from the Fund, the Underwriter, the Company or such other person as the Fund may designate.

3.4 If and to the extent required by law the Company shall distribute all proxy material furnished by the Fund to Contract owners to whom voting privileges are required to be extended and shall:

       A.  solicit voting instructions from Contract owners;

       B. vote the Fund shares held in the Separate Account in accordance with instructions received from Contract owners; and

       C. so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for variable annuity contract owners, vote Fund shares held in the Separate Account for which no timely instructions have been received, in the same proportion as Fund shares of such Portfolio for which instructions have been received from the Company's Contract owners. The Company reserves the right to vote Fund shares held in any segregated asset

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          account for its own account, to the extent permitted by law.
          Notwithstanding the foregoing, with respect to the Fund shares held by unregistered Separate Accounts that issue Contracts issued in connection with employee benefit plans subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Company shall vote such Fund shares allocated to such Contracts only in accordance with the Company's agreements with such Contract owners.

3.5 The Fund will comply with all provisions of the 1940 Act requiring voting by shareholders. Further, the Fund will act in accordance with the SEC interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the SEC may promulgate with respect thereto.

                   ARTICLE IV. Sales Material and Information

4.1 The Company shall furnish, or shall cause to be furnished, to the Fund, the Underwriter or their designee, each piece of sales literature or other promotional material prepared by the Company or any person contracting with the Company in which the Fund, the Adviser or the Underwriter is described, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Fund, the Underwriter or their designee, however, the failure to object in writing within two Business days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to previously approved materials.

4.2 Neither the Company nor any person contracting with the Company shall give any information or make any representations or statements on behalf of the Fund or concerning the Fund in connection with the sale of the Contracts other than the information or representations contained in the registration statement or prospectus for the Fund shares, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports to shareholders or proxy statements for the Fund, or in sales literature or other promotional material approved by the Fund or its designee, except with the permission of the Fund or its designee.

4.3 The Fund shall furnish, or shall cause to be furnished, to the Company or its designee, each piece of sales literature or other promotional material in which the Company or any Separate Account is named, at least five calendar days prior to its use. No such literature or material shall be used without prior approval from the Company or its designee, however, the failure to object in writing within two Business Days will be deemed approval. Such approval process shall not apply to subsequent usage of materials that are substantially similar to previously approved materials.

4.4 Neither the Fund nor the Underwriter shall give any information or make any representations on behalf of the Company or concerning the Company, each Separate Account, or the Contracts other than the information or representations contained in the Contracts, a disclosure document, registration statement or prospectus for the Contracts (if applicable), as such registration statement and prospectus may be amended or supplemented from time to time, or in published reports for each Separate Account which are in the public domain or approved by the Company for distribution to Contract owners or participants, or in sales literature or other promotional material approved by the Company, except with the permission of the Company.

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4.5  The Fund will provide to the Company at least one complete copy of all prospectuses, statements of additional information, reports to shareholders, proxy statements, and all amendments to any of the above, that relate to the Fund or its shares, promptly after the filing of such document with the SEC or other regulatory authorities.

4.6. The Company will provide to the Fund at least one complete copy of all prospectuses, statements of additional information, reports, solicitations for voting instructions, and all amendments to any of the above, if applicable to the investment in a Separate Account or Contract, promptly after the filing of such document with the SEC or other regulatory authorities.

4.7 For purposes of this Article IV, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, Internet, or other public media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, electronic mail, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, disclosure documents, prospectuses, statements of additional information, shareholder reports, and proxy materials.

4.8 The Company agrees and acknowledges that the Company has no right, title or interest in the names and marks of the Fund and that all use of any designation comprised in whole or part of such names or marks under this Agreement shall inure to the benefit of the Fund and the Underwriter. Except as provided in
Section 4.1, the Company shall not use any such names or marks on its own behalf or on behalf of a Separate Account in connection with marketing the Contracts without prior written consent of the Fund or the Underwriter. Upon termination of this Agreement for any reason, the Company shall cease all use of any such names or marks.

4.9 The Fund and Underwriter agree and acknowledge that each has no right, title or interest in the names and marks of the Company, and that all use of any designation comprised in whole or part or such names or marks under this Agreement shall inure to the benefit of the Company. Except as provided in
Section 4.3, the Fund and Underwriter shall not use any such names or marks on its own behalf or on behalf of a Fund in connection with marketing the Fund without prior written consent of the Company. Upon termination of this Agreement for any reason, the Fund and Underwriter shall cease all use of any such names or marks.

                          ARTICLE V. Fees and Expenses

5.1 The Underwriter and Fund shall pay the fees and expenses provided for in the attached SCHEDULE B.

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                          ARTICLE VI. Indemnification

6.1  Indemnification By The Company

(a) The Company agrees to indemnify and hold harmless the Fund, the Underwriter and each of their respective trustees, directors, officers, employees or agents and each person, if any, who controls the Fund or the Underwriter within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the Fund's shares or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the disclosure statement, registration statement, prospectus or statement of information for the Contracts or contained in the Contracts or sales literature or other promotional material for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to an Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Fund to the Company on behalf of the Fund for use in the registration statement, prospectus or statement of additional information for the Contracts or in the Contracts or sales literature (or any amendment or supplement) or otherwise for use in connection with the sale of the Contracts or Fund shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Company (other than statements or representations contained in the Fund registration statement, Fund prospectus or sales literature or other promotional material of the Fund not supplied by the Company, or persons under its control and other than statements or representations authorized by the Fund, the Underwriter or the Adviser); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Company or persons under its control, with respect to the sale or distribution of the Contracts or Fund shares; or

       (iii) arise out of or as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund registration statement, Fund prospectus, statement of additional information or sales literature or other promotional material of the Fund (or any amendment thereof or supplement thereto) or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with information furnished to the Fund or the Underwriter by the Company or persons under its control; or

       (iv) arise as a result of any material failure by the Company to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Company in this Agreement or arise out of or result from any other material

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       breach by the Company of this Agreement; except to the extent provided in
       Sections 6.1(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Company of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Fund.

6.2 Indemnification By the Underwriter

(a) The Underwriter agrees, with respect to each Portfolio that it distributes, to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Underwriter) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios that it distributes or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Underwriter (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or
            (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.2(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Underwriter of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.3  Indemnification by the Fund

(a) The Fund agrees to indemnify and hold harmless the Company and each of its directors, officers, employees or agents and each person, if any, who controls the Company within the meaning of section 15 of the 1933 Act (collectively, the "INDEMNIFIED PARTIES" for purposes of this Section 6.3) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Fund) or litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of the shares of the Portfolios or the Contracts and:

       (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement, prospectus or statement of additional information for the Fund or sales literature or other promotional material of the Fund (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished by such Indemnified Party or the Company to the Fund or the Underwriter on behalf of the Company for use in the registration statement, prospectus or statement of additional information for the Fund or in sales literature of the Fund (or any amendment or supplement thereto) or otherwise for use in connection with the sale of the Contracts or the Portfolio shares; or

       (ii) arise out of or as a result of (a) statements or representations by or on behalf of the Fund (other than statements or representations contained in the registration statement, prospectus or sales literature for the Contracts not supplied by the Fund or the Underwriter or persons under their respective control and other than statements or representations authorized by the Company); or (b) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively, with respect to the sale or distribution of the Contracts or Portfolio shares; or

       (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information or sales literature or other promotional material with respect to the Contracts (or any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company by the Fund or the Underwriter or persons under the control of the Fund or the Underwriter, respectively; or

       (iv) arise as a result of any material failure by the Fund or the Underwriter to provide the services and furnish the materials under the terms of this Agreement; or

       (v) arise out of or result from any material breach of any representation and/or warranty made by the Underwriter or the Fund in this Agreement or arise out of or result from any other material breach of this Agreement by the Underwriter or the Fund; except to the extent provided in Sections 6.3(b) and 6.4 hereof.

(b) No party shall be entitled to indemnification to the extent that such loss, claim, damage, liability or litigation is due to the willful misfeasance, bad faith, gross negligence or reckless disregard of duty by the party seeking indemnification.

(c) In accordance with Section 6.4 hereof, the Indemnified Parties will promptly notify the Fund of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Fund shares or the Contracts or the operation of the Separate Accounts.

6.4.  Indemnification Procedure

(a) Any person obligated to provide indemnification under this Article VI ("INDEMNIFYING PARTY" for the purpose of this Section 6.4) shall not be liable under the indemnification provisions of this Article VI with respect to any claim made against a party entitled to indemnification under this Article VI ("INDEMNIFIED PARTY" for the purpose of this Section 6.4) unless such Indemnified Party shall have notified the Indemnifying Party in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such party shall have received notice of such service on any designated agent), but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of the indemnification provision of this Article VI. In case any such action is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate, at its own expense, in the defense thereof. The Indemnifying Party also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from the Indemnifying Party to the Indemnified Party of the Indemnifying Party's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by the Indemnified

Party, and the Indemnifying Party will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation, unless:

       (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or

       (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Article VI. The indemnification provisions contained in this Article VI shall survive any termination of this Agreement.

                          ARTICLE VII. Applicable Law

7.1 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Connecticut.

7.2 This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant and the terms hereof shall be interpreted and construed in accordance therewith.

                           ARTICLE VIII. Termination

8.1  This Agreement shall terminate:

(a) at the option of any party upon six months' advance written notice to the other parties unless otherwise agreed in a separate written agreement among the parties; or

(b) at the option of the Fund or the Underwriter upon institution of formal proceedings against the Company by the NASD, NASD Regulation, Inc. ("NASDR"), the SEC, the insurance commission of any state or any other regulatory body regarding the Company's duties under this Agreement or related to the sale of the Contracts, the administration of the Contracts, the operation of the Separate Accounts, or the purchase of the Fund shares, which in the judgment of the Fund or the Underwriter are reasonably likely to have a material adverse effect on the Company's ability to perform its obligations under this Agreement; or

(c) at the option of the Company upon institution of formal proceedings against the Fund, the Underwriter or the Adviser by the NASD, NASDR, the SEC, or any state securities or insurance department or any other regulatory body, related to the purchase or sale of the Fund shares or the operation of the Fund which in the judgment of the Company are reasonably likely to have a material adverse effect on the Underwriter's or the Fund's ability to perform its obligations under this Agreement; or

(d) at the option of the Company if a Portfolio delineated in SCHEDULE A ceases to qualify as a Regulated Investment Company under Subchapter M of the Code (a "RIC"), or under any successor or similar provision, and the disqualification is not cured within the period permitted for such cure, or if the Company reasonably believes that any such Portfolio may fail to so qualify and be unable to cure such disqualification within the period permitted for such cure; or

(e) at the option of any party to this Agreement, upon another party's material breach of any provision of this Agreement; provided that the party not in breach shall give the party in breach notice of the breach and the party in breach does not cure such breach within 30 days of receipt of such notice of breach; or

(f) at the option of the Company, if the Company determines in its sole judgment exercised in good faith, that either the Fund, the Underwriter or the Adviser has suffered a material adverse change in its business, operations of financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Company; or

(g) at the option of the Fund or the Underwriter if the Fund or the Underwriter respectively, shall determine in its sole judgment exercised in good faith, that the Company has suffered a material adverse change in its business, operations or financial condition since the date of this Agreement or is the subject of material adverse publicity which is likely to have a material adverse impact upon the business and operations of the Fund or Underwriter.

8.2  Notice Requirement

(a) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(b), 8.1(c) or 8.1(d), prompt written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating the Agreement to the non-terminating parties, with said termination to be effective upon receipt of such notice by the non-terminating parties; provided that for any termination of this Agreement based on the provisions of section 8.1(d), said termination shall be effective upon the Portfolio's failure to qualify as a RIC and to cure such disqualification within the period permitted for such cure.

(b) In the event that any termination of this Agreement is based upon the provisions of Sections 8.1(f) or 8.1(g), prior written notice of the election to terminate this Agreement for cause shall be furnished by the party terminating this Agreement to the non-terminating parties. Such prior written notice shall be given by the party terminating this Agreement to the non-terminating parties at least 60 days before the effective date of termination.

8.3 It is understood and agreed that the right to terminate this Agreement pursuant to Section 8.1(a) may be exercised for any reason or for no reason.

8.4  Effect of Termination

(a) Notwithstanding any termination of this Agreement pursuant to Section 8.1(a) through 8.1(g) of this Agreement and subject to Section 1.2 of this Agreement, the Company may require the Fund and the Underwriter to continue to make available additional shares of the Fund for so long after the termination of this Agreement as the Company desire pursuant to the terms and conditions of this Agreement as provided in paragraph (b) below, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "EXHISTING CONTRACTS"), unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body. Specifically, without limitation, the owners of the Existing Contracts shall be permitted to direct reallocation of investments in the Fund, redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts unless such further sale of Fund shares is proscribed by law, regulation or an applicable regulatory body.

(b) Fund and Underwriter shall remain obligated to pay Company the fee in effect as of the date of termination for so long as shares are held by the Contracts and Company continues to provide services to the Contracts. Such fee shall apply to shares purchased both prior to and subsequent to the date of termination. This Agreement, or any provision thereof, shall survive the termination to the extent necessary for each party to perform its obligations with respect to shares for which a fee continues to be due subsequent to such termination.

                              ARTICLE IX. Notices

9.1 (a) Any notice shall be deemed duly given only if sent by hand or overnight express delivery, evidenced by written receipt or by certified mail, return receipt requested, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party. All notices shall be deemed given the date received or rejected by the addressee.

       If to the Company:

               Hartford Life Insurance Company
               200 Hopmeadow Street
               Simsbury, Connecticut 06089
               Attention: Vice President, Investment Products Division

       with a copy to:

               General Counsel
               Hartford Life Insurance Company
               200 Hopmeadow Street
               Simsbury, Connecticut 06089

       If to the Fund:

               Legg Mason Institutional Funds
               100 Light Street
               Baltimore, Maryland 21202
               Attention: Institutional Funds

       If to the Underwriter:

               Legg Mason Wood Walker, Incorporated
               100 Light Street
               Baltimore, Maryland 21202
               Attention: Institutional Funds

                            ARTICLE X Miscellaneous

10.1 Subject to law and regulatory authority, each party hereto shall treat as confidential the names and addresses of the owners of the Contracts and all other information reasonably identified as such in writing by any other party hereto, and, except as contemplated by this Agreement, shall not disclose, disseminate or utilize such confidential information without the express prior written consent of the affected party until such time as it may come into the public domain. In addition, the parties hereby represent that they will use and disclose Personal Information (as defined below) only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act (Public Law 106-102). "PERSONAL INFORMATION" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. If either party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

10.2 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

10.3 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

10.4 If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

10.5 This Agreement shall not be assigned by any party hereto without the prior written consent of all the parties.

10.6 Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD, NASDR and state insurance regulators) and shall permit each other and such authorities (and the parties hereto) reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, each party hereto further agrees to furnish the California Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the insurance operations of the Company are being conducted in a manner consistent with the California laws and regulations.

10.7 Each party represents that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (b) the party has obtained, and during the term of this Agreement will maintain, all authorizations, licenses, qualifications or registrations required to be maintained in connection with the performance of its duties under this Agreement; and (c) the party will comply in all material respects with all applicable laws, rules and regulations.

10.8 The parties to this Agreement may amend by written agreement the Schedules to this Agreement from time to time to reflect changes in or relating to the Contracts, the Separate Accounts or the Portfolios of the Fund.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized representative as of the date first written above.

HARTFORD LIFE INSURANCE COMPANY         LEGG MASON VALUE TRUST, INC.

By      /s/ Eric Wietsma                By      /s/ Marc R. Duffy
        ------------------------------          ------------------------------
Name:   Eric Wietsma                    Name:   Marc R. Duffy
Title:  Vice President                  Title:  Vice President and Secretary

LEGG MASON WOOD WALKER, INCORPORATED.

By      /s/ Thomas J Hirschmann
        ------------------------------
Name:   Thomas J Hirschmann
Title:  Senior Vice President

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401 MARKET
K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS
DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                   PORTFOLIOS

Legg Mason Value Trust (FI share class)

                                   SCHEDULE B

In Consideration of the service provided by the Company, the Underwriter and the Fund agree to pay the Company an amount equal to the following basis points per annum on the average aggregate amount invested by the Company's Separate Account(s) in each Portfolio under the Fund Participation Agreement, such amounts to be within 30 days of the end of each calendar quarter.

                                      SERVICE               12B-1 FEES
PORTFOLIO FEES                  FEES (PAID BY FUND)    (PAID BY UNDERWRITER)
-----------------------------------------------------------------------------
Value Trust                              15                      25

[LOGO]        LEGG MASON & CO., LLC
LEGG MASON    300 FIRST STAMFORD PLACE
              STAMFORD, CT 06902

April 18, 2007

Ms. Jyoti Ladden
Hartford Life Insurance Company
200 Hopemeadow Street
Simsbury, CT 06089

Dear Ms. Ladden:

We are writing to you regarding your request to add additional funds to your Retail Fund Participation Agreement with Legg Mason Investor Services, LLC.

We are pleased to offer you the attached First Amendment to your current Retail Fund Participation Agreement (dated December 16, 2002 for Legg Mason Funds). The Schedule B attached to the Amendment is inclusive of your current fund offering as well as the additional funds you requested.

Please be advised that in conjunction with your new business request, we are performing an administrative termination on the following old Retail Fund Participation Agreements and associated Schedules in their entirety:

     Retail Fund Participation Agreement (for Western Asset Management Funds) dated January 16, 2003 and

     Retail Fund Participation Agreement (for Legg Mason Partners Funds formerly Salomon Brothers and Smith Barney Funds) dated May 21, 2004

This administrative termination will be effective the same date as the new amendment is signed.

Very truly yours,

Legg Mason Investor Services, LLC

By:    /s/ Joel Sauber
       -----------------------------------
       Joel Sauber
       Managing Director

Harford Life Insurance Company

By:    /s/ Jason Frain
       -----------------------------------
Name:  Jason Frain
Title: Assistant Vice President
Date:  4/30/07

                               FIRST AMENDMENT TO
                      RETAIL FUND PARTICIPATION AGREEMENT

This First Amendment to Retail Fund Participation Agreement ("Amendment") is entered into by and among LEGG MASON INVESTOR SERVICES, LLC, (the "Distributor") HARTFORD LIFE INSURANCE COMPANY (the "Service Provider" or "You") and HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.,("HSD").

WHEREAS, the parties entered into a Retail Fund Participation Agreement dated December 16, 2002, (the "Agreement");

WHEREAS, the parties desire to amend the Agreement to add Hartford Securities Distribution Company, Inc., as a party to the Agreement;

WHEREAS, the parties desire to amend the Agreement;

WHEREAS, the parties desire that Western Asset Management Company ("Western Asset"), a wholly-owned subsidiary of Legg Mason, Inc. and an affiliate of LMIS, be added as a signatory to the Agreement only with respect to the compensation provisions relating to the Western Asset family of mutual funds;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the parties agree as follows:

1. The Agreement is amended by the substitution of the funds listed in Schedule B attached hereto. Your compensation for each fund substituted to the Agreement by this Amendment will be as shown in Schedule B.

2. To the extent a fund imposes a redemption fee as provided in the applicable prospectus and You choose to offer such fund, You agree to abide and comply with the terms of the relevant prospectus and/or SAI in connection with the collection of such redemption fee and the transmission in such fee to the Fund.

3. Western Asset Management Company is hereby added as a signatory to the Agreement solely with respect to the payment of compensation to Service Provider/Dealer relating to the Western Asset family of mutual funds.

4.  AUTHORIZATION, SERVICES AND DUTIES.

(a) Your internal systems for processing and transmitting orders are suitably designed to prevent orders received at or after the Close of Trading from being aggregated with orders received before the Close of Trading.

(b) In making Shares available to your clients or customers, You agree to comply with all Applicable Law, including the applicable law and regulation of the jurisdictions in which You sell any Shares directly or indirectly.

5.  CUSTOMER ORDERS

You agree to maintain records sufficient to identify the date and time of receipt of all customer transactions and shall make such records available upon request for examination by LMIS, or its designated representative, at the request of the transfer agent or by appropriate governmental authorities. Under no circumstances shall you change, alter or manipulate any customer transactions received by you in good order.

6.  MARKET TIMING

You have systems and procedures reasonably designed and implemented to identify market timing. When market timing is identified by us or You. You will block the accounts of identified market timers, either under your procedures or at our request.

7.  ANTI-MONEY LAUNDERING

You agree that: (a) it is your responsibility for having in place anti-money laundering procedures which comply with Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot) Act of 2001, as amended and the rules promulgated thereunder, and any related state, self-regulatory organization and SEC anti-money laundering laws, rules and regulations and all local laws in jurisdictions in which shares of the funds are distributed, (b) it is your sole responsibility to take all reasonable steps to determine: (1) the true identity of the client, (2) the source of a client's funds and (3) that the client is not involved in money laundering activities, and (c) it is your sole responsibility to comply with any other "know your customer" requirements in accordance with applicable law. Unless otherwise agreed, it is your responsibility to implement procedures necessary to monitor client transactions in order to detect attempted or actual money laundering in accordance with applicable law. You further agree that subject to Section 352 of Title III of the USA Patriot Act to promptly provide us, upon our reasonable request, with documentation relating to your anti-money laundering policies and analysis.

8.  DISCLOSURE.

You agree that with respect to the compensation you receive you will make or cause to be made disclosure of such payments in accordance with applicable law.

9.  12b-1 PLAN.

If Distributor's payments to You hereunder in whole or in part are financed by a fund in accordance with a fund's plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act or authorized by a fund's Board to pay for sub-accounting and/or sub-transfer agent related services outside of a Rule 12b-1 plan, then in the event of the termination, cancellation or modification of such 12b-1 plan or sub-accounting and/or sub-transfer agent fee arrangement by a fund's board or directors or trustees or shareholders, You agree upon notification at the Distributor's option to waive its right to receive such compensation hereunder until such time, if ever, as Distributor receives payment.

10.  SUITABILITY.

You agree that it is your responsibility to evaluate and determine that any transaction in fund shares (including a transaction in a specific class of fund shares) is a suitable transaction for each client based on client's objectives and risk profile.

11.  LIMITED ELIGIBILITY FOR CLASS A SHARES OF CERTAIN LMP FUNDS.

If any Legg Mason Partners Fund issues Class FI shares, such Class FI shares may be offered at your discretion through any retirement plan program ("Retirement Program") sponsored by You under which You provide recordkeeping and related administrative services on behalf of retirement plans with omnibus relationships to such fund (excluding any program under which retirement plans purchase shares through brokerage accounts). If Class FI shares of a Legg Mason Partners Fund are offered under any such Retirement Program at any time (the "Transition Date"), the Class A shares of such fund shall no longer be offered under such Retirement Program on or after the Transition Date. Notwithstanding the foregoing, at your discretion, such Retirement Program may permit any existing shareholders who purchased Class A shares prior to the Transition Date to remain eligible to purchase additional Class A shares on or after the Transition Date.

12.  TERMINATION, AMENDMENT AND ASSIGNMENT.

The Agreement, including all amendments thereto, may be terminated with respect to any fund at any time, without the payment of any penalty, by vote of the fund's Board, by vote of a majority of those members of such Board who are not "interested persons" of that fund as defined in the 1940 Act, or by vote of a majority of the outstanding voting securities of a fund on 60 days' written notice to You and Distributor.

13.  OTHER TERMS.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the parties to this Amendment.

For the purpose of referring to this Agreement, the date of this Agreement shall be the date of acceptance by Legg Mason Investor Services, LLC.

LEGG MASON INVESTOR SERVICES, LLC        HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Joel Sauber                   By:    /s/ Jason Frain
       --------------------------------         --------------------------------
Name:  Joel Sauber                       Name:  Jason Frain
Title: Managing Director                 Title: Assistant Vice President
Date:  4/24/07                           Date:  4/30/07

ACKNOWLEDGED AND AGREED TO:

WESTERN ASSET MANAGEMENT COMPANY         HARTFORD SECURITIES DISTRIBUTION
                                         COMPANY, INC.

By:    /s/ Daniel E. Giddings            By:    /s/ Martin A. Swanson
       --------------------------------         --------------------------------
Name:  Daniel E. Giddings                Name:  Martin A. Swanson
Title: Manager of Legal and Corporate    Title: Vice President
       Affairs
Date:  April 18, 2007                    Date:  April 27, 2007

                                   SCHEDULE A

                               SEPARATE ACCOUNTS

Each Separate Account established by resolution of the Board of Directors of the Company under the insurance laws of the State of Connecticut to set aside and invest assets attributable to the Contracts. Currently, those Separate Accounts are as follows:

401K MARKET

K, K1, K2, K3, K4
TK, TK1, TK2, TK3, TK4
VK, VK1, VK2, VK3, VK4
UK, UK1, UK2, UK3, UK4

403 AND 457 MARKETS

DCI, DCII, DCIII, DCIV, DCV, DCVI, 457, 403, UFC, Eleven

                                   PORTFOLIOS

See Schedule B

                                   SCHEDULE B

LEGG MASON PARTNERS CLASS A -- FUNDS WITH A 55BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Fund, Inc.              A         SHRAX         52468C109
Legg Mason Partners Large Cap Growth Fund                     A         SBLGX         52469H826
Legg Mason Partners Small Cap Growth Fund                     A         SBSGX         52469G554
Legg Mason Partners Capital and Income Fund                   A         SOPAX         52469F606
Legg Mason Partners Classic Values Fund                       A         SCLAX         52469H107
Legg Mason Partners Convertible Fund                          A         SCRAX         52469F812
Legg Mason Partners Diversified Large Cap Growth Fund         A         CFLGX         52469W708
Legg Mason Partners Dividend and Income Fund                  A         SUTAX         52469F713
Legg Mason Partners Dividend Strategy Fund                    A         GROAX         52467T772
Legg Mason Partners Emerging Markets Equity Fund              A         SBEGA         172960494
Legg Mason Partners Equity Fund, Inc.                         A         TBD           TBD
Legg Mason Partners Financial Services Fund                   A         SBFAX         52469R105
Legg Mason Partners Fundamental Value Fund                    A         SHFVX         52469C108
Legg Mason Partners Growth & Income Fund                      A         GRIAX         52467T855
Legg Mason Partners Health Sciences Fund                      A         SBIAX         52469R501
Legg Mason Partners International All Cap Growth Fund         A         SBIEX         52469X607
Legg Mason Partners International Fund                        A         CSQAX         52467T723
Legg Mason Partners Global Equity Fund                        A         CFIPX         52469W864
Legg Mason Partners Large Cap Value Fund                      A         SBCIX         52469E104
Legg Mason Partners Lifestyle Balanced Fund                   A         SBBAX         52467P804
Legg Mason Partners Lifestyle Growth Fund                     A         SCGRX         52467P812
Legg Mason Partners Lifestyle High Growth Fund                A         SCHAX         52467P762
Legg Mason Partners Mid Cap Core Fund                         A         SBMAX         52469H768
Legg Mason Partners Multiple Discipline Funds All Cap and
 International                                                A         SBJAX         52469G836
Legg Mason Partners Multiple Discipline Funds All Cap Growth
 and Value                                                    A         SPAAX         52469G786
Legg Mason Partners Multiple Discipline Funds Balanced All
 Cap Growth and Value                                         A         SDFAX         52469G745
Legg Mason Partners Multiple Discipline Funds Global All Cap
 Growth and Value                                             A         SPGAX         52469G695
Legg Mason Partners Multiple Discipline Funds Large Cap
 Growth and Value                                             A         SPSAX         52469G653
Legg Mason Partners Small Cap Core Fund                       A         SBDSX         52469T101
Legg Mason Partners Small Cap Growth Opportunities Fund       A         CFSGX         52469W773
Legg Mason Partners Small Cap Value Fund                      A         SBVAX         52469G513
Legg Mason Partners Social Awareness Fund                     A         SSIAX         52469A102
Legg Mason Partners Technology Fund                           A         SBTAX         52469R881
Legg Mason Partners Balanced Fund                             A         STRAX         52470H104
Legg Mason Partners Capital Fund                              A         SCCAX         524694106
Legg Mason Partners Investors Value Fund                      A         SINAX         52470J100
Legg Mason Partners Mid Cap Fund                              A         SMDAX         52470P502
Legg Mason Partners Small Cap Growth Fund                     A         SASMAX        52470H815
Legg Mason Partners Core Plus Bond Fund                       A         SHMGX         52468W105
Legg Mason Partners Diversified Strategic Income Fund         A         SDSAX         52469F754
Legg Mason Partners Government Securities Fund                A         SGVAX         52469G208

LEGG MASON PARTNERS CLASS A -- FUNDS WITH A 55BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners High Income Fund                          A         SHIAX         52469F630
Legg Mason Partners Investment Grade Bond Fund                A         SIGAX         52469G877
Legg Mason Partners Lifestyle Conservative Fund               A         SBCPX         52467P853
Legg Mason Partners Lifestyle Income Fund                     A         SCAAX         52467P721
Legg Mason Partners Core Bond Fund                            A         TRBAX         52469F549
Legg Mason Partners U.S. Government Securities Fund           A         SBCGX         52469E880
Legg Mason Partners Global High Yield Bond Fund               A         SAHYX         52470H500
Legg Mason Partners Strategic Bond Fund                       A         SSTAX         52470H757
Legg Mason Partners California Tax Free Bond Fund             A         CCAIX         52470P106
Legg Mason Partners National Tax Free Bond Fund               A         CFNIX         52470P882
Legg Mason Partners New York Tax Free Bond Fund               A         CFTNX         52470P841
Legg Mason Partners Adjustable Rate Income Fund               A         ARNZX         52468A608
Legg Mason Partners Inflation Management Fund                 A         SBGLX         52469X102
Legg Mason Partners Short-Term Investment Grade Bond Fund     A         SBSTX         52469E500
Legg Mason Partners Short/Intermediate U.S. Government Fund   A         SUSAX         52470H856

LEGG MASON PARTNERS CLASS FI -- FUNDS WITH 50BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Fund, Inc.              FI        LMPFX         52468C604
Legg Mason Partners Appreciation Fund, Inc.                   FI        LMPIX         52468E600
Legg Mason Partners Large Cap Growth Fund                     FI        LMPGX         52469H685
Legg Mason Partners Small Cap Growth Fund                     FI        LMPSX         52470H682

LEGG MASON PARTNERS INSTITUTIONAL CLASS I -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners Adjustable Rate Income Fund               I         SBAYX         52468A889
Legg Mason Partners Aggressive Growth Fund                    I         SAGYX         52468C406
Legg Mason Partners Appreciation Fund                         I         SAPYX         52468E402
Legg Mason Partners Capital and Income Fund                   I         SOPYX         52469F879
Legg Mason Partners Classic Values Fund                       I         --            52469H404
Legg Mason Partners Convertible Fund                          I         SCVYX         52469F762
Legg Mason Partners Core Plus Bond Fund                       I         SMGYX         52468W402
Legg Mason Partners Diversified Large Cap Growth Fund         I         --            52469W872
Legg Mason Partners Diversified Strategic Income Fund         I         SDSYX         52469F721
Legg Mason Partners Dividend and Income Fund                  I         SBBFY         52469F663
Legg Mason Partners Dividend Strategy Fund                    I         --            52467T749
Legg Mason Partners Emerging Markets Equity Fund              I         SBEYX         172960460
Legg Mason Partners Equity Fund                               I         TBD           TBD
Legg Mason Partners Financial Services Fund                   I         --            52469R402
Legg Mason Partners Fundamental Value Fund                    I         SFVYX         52469C405
Legg Mason Partners Government Securities Fund                I         SGSYX         52469G505
Legg Mason Partners Growth & Income Fund                      I         SBGIY         52467T798
Legg Mason Partners Health Sciences Fund                      I         --            52469R808
Legg Mason Partners High Income Fund                          I         SHIYX         52469F598
Legg Mason Partners Inflation Management Fund                 I         SBGYX         52469X508
Legg Mason Partners International All Cap Growth Fund         I         SBIYX         52469X888
Legg Mason Partners International Fund                        I         --            52467T681

LEGG MASON PARTNERS INSTITUTIONAL CLASS I -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners Global Equity Fund                        I         SMYIX         52469W831
Legg Mason Partners Investment Grade Bond Fund                I         SIGYX         52469G844
Legg Mason Partners Large Cap Growth Fund                     I         SBLYX         52469H784
Legg Mason Partners Large Cap Value Fund                      I         SBCYX         52469E401
Legg Mason Partners Lifestyle Balanced Fund                   I         --            52467P861
Legg Mason Partners Lifestyle Conservative Fund               I         --            52467P820
Legg Mason Partners Lifestyle Growth Fund                     I         --            52467P770
Legg Mason Partners Lifestyle High Growth Fund                I         --            52467P739
Legg Mason Partners Lifestyle Income Fund                     I         --            52467P689
Legg Mason Partners Mid Cap Core Fund                         I         SMBYX         52469H735
Legg Mason Partners Multiple Discipline Funds All Cap and
 International                                                I         SBQYX         52469G794
Legg Mason Partners Multiple Discipline Funds Balanced All
 Cap Growth and Value                                         I         --            52469G711
Legg Mason Partners Multiple Discipline Funds Global All Cap
 Growth and Value                                             I         --            52469G661
Legg Mason Partners Multiple Discipline Funds Large Cap
 Growth and Value                                             I         --            52469G620
Legg Mason Partners Municipal High Income Fund                I         --            52469F556
Legg Mason Partners Short-Term Investment Grade Bond Fund     I         SBSYX         52469E807
Legg Mason Partners Small Cap Core Fund                       I         SBDYX         52469T408
Legg Mason Partners Small Cap Growth Fund                     I         SBZYX         52469G521
Legg Mason Partners Small Cap Growth Opportunities Fund       I         SGOYX         52469W740
Legg Mason Partners Small Cap Value Fund                      I         SMCYX         52469G471
Legg Mason Partners Social Awareness Fund                     I         --            52469A409
Legg Mason Partners Technology Fund                           I         --            52469R857
Legg Mason Partners Core Bond Fund                            I         --            52469F515
Legg Mason Partners U.S. Government Securities Fund           I         SBUYX         52469E856
Legg Mason Partners Capital Fund                              I         SACYX         524694502
Legg Mason Partners Global High Yield Bond Fund               I         SHGYX         52470H880
Legg Mason Partners Investors Value Fund                      I         SIVYX         52470J506
Legg Mason Partners Small Cap Growth Fund                     I         SBPYX         52470H765
Legg Mason Partners Strategic Bond Fund                       I         SASYX         52470H716

RETIREMENT CLASS FUNDS -- LEGG MASON PARTNERS CLASS R -- FUNDS WITH 75BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth Fund, Inc.              R         LMPRX         52468C505
Legg Mason Partners Appreciation Fund, Inc.                   R         LMPPX         52468E501
Legg Mason Partners Core Plus Bond Fund                       R         LMPCX         52468W501
Legg Mason Partners Large Cap Growth Fund                     R         LMPLX         52469H693
Legg Partners Core Bond Fund                                  R         LMPTX         52469F499
Legg Mason Partners Small Cap Growth Fund                     R         LMPOX         52470H690

LEGG MASON PARTNERS CLASS O -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
+Legg Mason Partners Equity Fund                              O         SABRX         524695103

LEGG MASON CLASS FI -- FUNDS WITH 40BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES
12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Value Trust                                        FI        LMVFX         524.659.307
Legg Mason Special Investment Trust                           FI        LGASX         524.904.307
@ Legg Mason Amer Ldg Cos. Trust                              FI        LGALX         524.65Q.861
Legg Mason Opportunity Trust                                  FI        LMOFX         524.67D.108
Legg Mason Growth Trust                                       FI        LMGFX         524.65Y.302
Legg Mason Balanced Trust                                     FI        LMBFX         524.65Q.879

LEGG MASON CLASS I -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Value Trust                                        I         LMNVX         524.659.208
Legg Mason Special Investment Trust                           I         LMNSX         524.904.208
Legg Mason Amer Ldg Cos. Trust                                I         LGAMX         524.65Q.200
Legg Mason Opportunity Trust                                  I         LMNOX         524.65G.202
Legg Mason Growth Trust                                       I         LMGNX         524.65Y.203
Legg Mason U.S. Small-Cap Value Trust                         I         LUSIX         524.65Q.606
Legg Mason Classic Valuation Fund                             I         LMCIX         524.65K.401
Legg Mason Europe Fund                                        I         --            524.65U.888
Legg Mason U.S. Government Intermediate Portfolio             I         LMNGX         524.905.502
Legg Mason Limited Duration Bond Portfolio                    I         LMNGX         524.905.502
Legg Mason Investment Grade Income Portfolio                  I         --            524.905.601
@ Legg Mason Global Income Trust                              I         --            --
@ Legg Mason Maryland Tax-Free Income Trust                   I         --            --

RETIREMENT CLASS FUNDS -- LEGG MASON CLASS R -- FUNDS WITH 65BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
Legg Mason Value Trust                                        R         LMVRX         524659406
Legg Mason Special Investment Trust                           R         LMARX         524604406
Legg Mason Opportunity Trust                                  R         LMORX         52467D207
Legg Mason Growth Trust                                       R         LMGRX         52465Y401

WESTERN ASSET CLASS FI -- FUNDS WITH 30BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
@ WA Limited Duration Bond Portfolio                          FI        --            957.663.800
@ WA Intermediate Bond Portfolio                              FI        WAIFX         957.663.800
@ WA Intermediate Plus Bond Portfolio                         FI        --            957.663.818
WA Core Bond Portfolio                                        FI        WAPIX         957.663.404
WA Core Plus Bond Portfolio                                   FI        WACIX         957.663.602
@ WA Inflation Indexed Plus Bond Portfolio                    FI        WATPX         957.663.875
@ WA High Yield Portfolio                                     FI        --            957.663.834
@ WA Non -- U.S. Opportunity Bond Portfolio                   FI        --            957.663.859

WESTERN ASSET CLASS FI -- FUNDS WITH 30BPS ANNUAL COMPENSATION ON ASSETS (INCLUDES 12b1)

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
@ WA U.S. Govt Money Market Portfolio                         FI        --            957.663.743
@ WA Money Market Portfolio                                   FI        --            957.663.768
@ WA Global Strategic Income Portfolio                        FI        --            957.663.727
@ WA Enhanced Equity Portfolio                                FI        --            957.663.784
WA Non -- U.S. Fixed Income Portfolio                         FI        --            --
WA Absolute Return Fund                                       FI        Pending       957.663.693

WESTERN ASSET CLASS I -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                                      CLASS       TICKER         CUSIP
----------------------------------------------------------------------------------------------------
WA Limited Duration Bond Portfolio                            I         WALDX         957.663.107
WA Intermediate Bond Portfolio                                I         WATIX         957.663.701
WA Intermediate Plus Bond Portfolio                           I         WAIPX         957.663.826
WA Core Bond Portfolio                                        I         WATFX         957.663.305
WA Core Plus Bond Portfolio                                   I         WACPX         957.663.503
WA Inflation Indexed Plus Bond Portfolio                      I         WAILX         957.663.883
WA High Yield Portfolio                                       I         WAHYX         957.663.842
WA Non -- U.S. Opportunity Bond Portfolio                     I         WAFIX         957.663.867
@ WA U.S. Govt Money Market Portfolio                         I         --            957.663.750
@ WA Money Market Portfolio                                   I         --            957.663.776
@ WA Global Strategic Income Portfolio                        I         --            957.663.735
@ WA Enhanced Equity Portfolio                                I         --            957.663.792
WA Non -- U.S. Fixed Income Portfolio                         I         WACPX         502.087.706
WA Absolute Return Fund                                       I         WAARX         957.663.719

------------

+      Only available to existing shareholders

@      Not funded

                              SECOND AMENDMENT TO
                      RETAIL FUND PARTICIPATION AGREEMENT

This Second Amendment to Retail Fund Participation Agreement ("AMENDMENT") is entered into by and among LEGG MASON INVESTOR SERVICES, LLC, (the
"DISTRIBUTOR"), HARTFORD LIFE INSURANCE COMPANY (the "SERVICE PROVIDER" or "YOU") and HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. ("HSD"), collectively the "Parties".

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as first amended April 24, 2007 (the "AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

WHEREAS, the parties desire that Western Asset Management Company ("WESTERN ASSET"), a wholly-owned subsidiary of Legg Mason, Inc. and an affiliate of Distributor, be added as a signatory to the Agreement only with respect to the compensation provisions relating to the Western Asset family of mutual funds;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the parties agree as follows:

1. Schedule B of this Amendment, attached hereto, supersedes and replaces in its entirety the Schedule B of the Agreement. Your compensation for each fund covered by the Agreement will be as shown in Schedule B of this Amendment.

2.  The following is added to Section 8.1 of the Agreement as a new sub-section
(h):

     (h) This Agreement will be automatically renewed for successive one year periods, unless a party otherwise terminates the Agreement pursuant to this section.

3.  The following is added to Section 8.4 of the Agreement as a new sub-section
(c):

     (c) In the event of the insolvency or liquidation of Hartford, fees, to the extent due and payable under the Contract, shall continue to be payable directly to Hartford or its liquidator, receiver, conservator or statutory successor, without diminution and reasonable provision for verification by Hartford or its liquidator, receiver, conservator or statutory successor.

4. Western Asset Management Company is hereby added as a signatory to the Agreement solely with respect to the payment of compensation to Service Provider relating to the Western Asset family of mutual funds.

5.  REPRESENTATION.

With respect to any and all transactions in Class C or R Shares of the Funds pursuant to this Amendment, it is understood and agreed in each case that unless otherwise agreed to by us in writing:

       (i) You are a broker-dealer and you are legally permitted to receive all compensation contemplated by this Agreement and, if acting as a fiduciary, the receipt of such compensation is consistent with your fiduciary obligations

       (ii) If you are not a broker-dealer registered under the 1934 Act, you are (a) not in violation of any banking law, rule or regulations as to which you are subject and that the transactions contemplated by this Agreement will not result in any violations of any banking law, rule or regulation, and (b) exempt from registration under the 1934 Act as a broker-dealer and will continue to be exempt from registration as long as this Agreement is in effect. You agree to notify us immediately in the event that you are no longer exempt from registration under the 1934 Act as broker-dealer. We shall have the right to terminate this Agreement immediately upon receipt of such notice.

6.  COMPLIANCE RULE 38A-1.

You agree to provide us with any assistance or report that we reasonably request in order to fulfill our duties to assist the Funds with compliance with Rule 38a-1 under the 1940 Act, in our capacity as principal underwriter to each Fund.

7.  Notices.

Section 9.1 (a) is modified, in part, as follows:

You:             c/o      Hartford Life Insurance Company
                          200 Hopmeadow Street
                          Simsbury, Connecticut 06089
                 Attn:    Jason Frain
                          Vice President, Retirement Plans Group
                 Phone:   860-843-4852
                 Fax:     860-843-5316

Distributor:              c/o Legg Mason
                          100 Stamford Place, 5th Floor
                          Stamford, CT 06902

                 Attn:    Mark E. Freemyer
                 Phone:   203-703-7533
                 Fax:     877-563-3019

8.  OTHER TERMS.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the parties to this Amendment.

For the purpose of referring to this Amendment, the date of this Amendment shall be the date of acceptance by Legg Mason Investor Services. LLC.

LEGG MASON INVESTOR SERVICES, LLC      HARTFORD LIFE INSURANCE COMPANY

By:    /s/ Mark E. Freemyer            By:    /s/ Jamie Ohl
       ------------------------------         ------------------------------
Name:  Mark E. Freemyer                Name:  Jamie Ohl
Title: Managing Director               Title: Senior Vice President
Date:  [ILLEGIBLE]                     Date:  1/12/2009

ACKNOWLEDGED AND AGREED TO:

WESTERN ASSET MANAGEMENT COMPANY       HARTFORD SECURITIES DISTRIBUTION
                                       COMPANY, INC.

By:    /s/ Kevin Ehrlich               By:    /s/ Jamie Ohl
       ------------------------------         ------------------------------
Name:  Kevin Ehrlich                   Name:  Jamie Ohl
Title: Manager, Regulatory Affairs     Title: Senior Vice President
Date:  2/9/09                          Date:  1/12/2009

                                   SCHEDULE B

LEGG MASON PARTNERS CLASS A -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 25 BPS) AND SERVICING FEES OF 30BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA AND 15BPS REVENUE SHARE).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
-- @WA Emerging Markets Debt Portfolio       A         LWEAX         52469L94
Legg Mason Partners 130/30 U.S. Large
Cap Equity Fund                              A         LMUAX        52469H412
Legg Mason Partners Adjustable Rate
Income Fund                                  A         ARMZX        52468A608
Legg Mason Partners Aggressive Growth
Fund                                         A         SHRAX        52468C109
*Legg Mason Partners All Cap Fund            A         SPAAX        52469G786
Legg Mason Partners Appreciation Fund        A         SHAPX        52468E105
Legg Mason Partners Capital and Income
Fund                                         A         SOPAX        52469H636
Legg Mason Partners Capital Fund             A         SCCAX        524694106
Legg Mason Partners Convertible Fund         A         SCRAX        52469H586
Legg Mason Partners Core Bond Fund           A         TRBAX        52469F549
Legg Mason Partners Core Plus Bond Fund      A         SHMGX        52468W105
Legg Mason Partners Corporate Bond Fund      A         SIGAX        52469F317
Legg Mason Partners Diversified Large
Cap Growth Fund                              A         CFLGX        52469H545
Legg Mason Partners Dividend Strategy
Fund                                         A         GROAX        52467T772
Legg Mason Partners Emerging Markets
Equity Fund                                  A         SMKAX        52469H677
Legg Mason Partners Equity Fund, Inc         A         LMQAX        524695202
Legg Mason Partners Equity Income
Builder Fund                                 A         LMOAX        52469H248
Legg Mason Partners Financial Services
Fund                                         A         SBFAX        52469R105
Legg Mason Partners Fundamental Value
Fund                                         A         SHFVX        52469C108
Legg Mason Partners Global Equity Fund       A         CFIPX        52469H487
Legg Mason Partners Global High Yield
Bond Fund                                    A         SAHYX        52469F465
Legg Mason Partners Global Inflation
Management Fund                              A         SBGLX        52469F168
Legg Mason Partners Government
Securities Fund                              A         SGVAX        52469F366
Legg Mason Partners High Income Fund         A         SHIAX        52469F630
Legg Mason Partners International All
Cap Opportunity Fund                         A         SBIEX        52469X607
Legg Mason Partners Investors Value Fund     A         SINAX        52470J100
Legg Mason Partners Large Cap Growth
Fund                                         A         SBLGX        52469H826
Legg Mason Partners Mid Cap Core Fund        A         SBMAX        52469H768
Legg Mason Partners Short-Term Bond Fund     A         SBSTX        52469E500
Legg Mason Partners Small Cap Growth
Fund                                         A         SASMX        52470H815
Legg Mason Partners Small Cap Value Fund     A         SBVAX        52469G513
Legg Mason Partners Social Awareness
Fund                                         A         SSIAX        52469A102
Legg Mason Partners Strategic Income
Fund                                         A         SDSAX        52469F754
Legg Mason Partners U.S. Large Cap
Equity Fund                                  A         LMUPX        52469H347

LEGG MASON PARTNERS CLASS A -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 25 BPS) AND SERVICING FEES OF 25BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA AND 10BPS REVENUE SHARE).

FUND NAME                                   CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Partners Target Retirement
Fund                                          A         LMPAX        52470J373
Legg Mason Partners Target Retirement
2050 Fund                                     A         LMJAX        52470J449
Legg Mason Partners Target Retirement
2045 Fund                                     A         LMKAX        52470J514
Legg Mason Partners Target Retirement
2040 Fund                                     A         LMYAX        52470J571
Legg Mason Partners Target Retirement
2035 Fund                                     A         LMNAX        52470J647
Legg Mason Partners Target Retirement
2030 Fund                                     A         LMVAX        52470J712
Legg Mason Partners Target Retirement
2025 Fund                                     A         LMXAX        52470J779
Legg Mason Partners Target Retirement
2020 Fund                                     A         LMWAX        52470J845
Legg Mason Partners Target Retirement
2015 Fund                                     A         LMFAX        52470J704

LEGG MASON PARTNERS CLASS FI -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 25 BPS) AND SERVICING FEES OF 25BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA AND 10BPS REVENUE SHARE).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Partners 130/30 U.S. Large
Cap Equity Fund                              FI        LMUFX        52469H370
Legg Mason Partners Aggressive Growth
Fund, Inc                                    FI        LMPFX        52468C604
Legg Mason Partners Appreciation Fund,
Inc                                          Fl        LMPIX        52468E600
@ Legg Mason Partners Emerging Markets
Equity Fund                                  FI         TBD            TBD
Legg Mason Partners Equity Income
Builder Fund                                 FI        LMFOX        52469H222
Legg Mason Partners Large Cap Growth
Fund                                         FI        LMPGX        52469H685
Legg Mason Partners Small Cap Growth
Fund                                         FI        LMPSX        52470H682
Legg Mason Partners U.S. Large Cap
Equity Fund                                  FI        LMUSX        52469H321
Legg Mason Partners Target Retirement
Fund                                         FI        LMRPX        52470J357
Legg Mason Partners Target Retirement
2050 Fund                                    FI        LMJFX        52470J423
Legg Mason Partners Target Retirement
2045 Fund                                    FI        LMKFX        52470J480
Legg Mason Partners Target Retirement
2040 Fund                                    FI        LMYFX        52470J555
Legg Mason Partners Target Retirement
2035 Fund                                    FI        LMEFX        52470J621
Legg Mason Partners Target Retirement
2030 Fund                                    FI        LMQFX        52470J688
Legg Mason Partners Target Retirement
2025 Fund                                    FI        LMXFX        52470J753
Legg Mason Partners Target Retirement
2020 Fund                                    FI        LMWFX        52470J829
Legg Mason Partners Target Retirement
2015 Fund                                    FI        LMMFX        52470J886

LEGG MASON PARTNERS INSTITUTIONAL CLASS I -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF SERVICING FEES OF 10BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 10BPS SUB
TA).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
-- Western Asset Global High Yield Bond
Portfolio                                    I         SIHYX        52469F473
-- Western Asset Emerging Markets Debt
Portfolio                                    I         SEMDX        52469F481
Legg Mason Partners Adjustable Rate
Income Fund                                  I         SBAYX        52468A889
Legg Mason Partners 130/30 U.S. Large
Cap Equity Fund                              I         LMUIX        52469H354
Legg Mason Partners Aggressive Growth
Fund                                         I         SAGYX        52468C406
Legg Mason Partners All Cap Fund             I         LACIX        52469G752
Legg Mason Partners Appreciation Fund        I         SAPYX        52468E402
Legg Mason Partners Capital and Income
Fund                                         I         SOPYX        52469H594
Legg Mason Partners Capital Fund             I         SACPX        524694403
Legg Mason Partners Convertible Fund         I         SCVYX        52469H552
+Legg Mason Partners Core Plus Bond Fund     I         SMGYX        52468W402
Legg Mason Partners Corporate Bond Fund      I         SIGYX        52469F275
Legg Mason Partners Diversified Large
Cap Growth Fund                              I         LADIX        52469H511
Legg Mason Partners Dividend Strategy
Fund                                         I         LMBIX        52467T749
Legg Mason Partners Emerging Markets
Equity Fund                                  I         SBEYX        52469H644
Legg Mason Partners Equity Fund              I         LMQIX        524695509
Legg Mason Partners Equity Income
Builder Fund                                 I         LMIOX        52469H198
Legg Mason Partners Financial Services
Fund                                         I          TBD         52469R402
Legg Mason Partners Fundamental Value
Fund                                         I         SFVYX        52469C405
Legg Mason Partners Global Equity Fund       I         SMYIX        52469H453
+Legg Mason Partners Global High Yield
Bond Fund                                    I         SHYOX        52469F432
Legg Mason Partners Government
Securities Fund                              I         SGSYX        52469F333
+Legg Mason Partners High Income Fund        I         SHIYX        52469F598
Legg Mason Partners International All
Cap Opportunity Fund                         I         SBIYX        52469X888
Legg Mason Partners Investors Value Fund     I         SAIFX        52470J407
Legg Mason Partners Large Cap Growth
Fund                                         I         SBLYX        52469H784
Legg Mason Partners Mid Cap Core Fund        I         SMBYX        52469H735
+Legg Mason Partners Short-Term Bond
Fund                                         I         SBSYX        52469E807
Legg Mason Partners Small Cap Growth
Fund                                         I         SBPYX        52470H765
Legg Mason Partners Small Cap Value Fund     I         SMCYX        52469G471
Legg Mason Partners Social Awareness
Fund                                         I         LMRNX        52469A409
Legg Mason Partners Strategic Income
Fund                                         I         SDSYX        52469F721
Legg Mason Partners U.S. Large Cap
Equity Fund                                  I         LMTIX        52469H297

LEGG MASON PARTNERS INSTITUTIONAL CLASS I -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF SERVICING FEES OF 10BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 10BPS SUB
TA).

FUND NAME                                    CLASS      TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Partners Target Retirement Fund     I        LMIMX        52470J332
Legg Mason Partners Target Retirement 2050
Fund                                           I        LMJIX        52470J399
Legg Mason Partners Target Retirement 2045
Fund                                           I        LMKIX        52470J464
Legg Mason Partners Target Retirement 2040
Fund                                           I        LMNRX        52470J530
Legg Mason Partners Target Retirement 2035
Fund                                           I        LMNIX        52470J597
Legg Mason Partners Target Retirement 2030
Fund                                           I        LMVIX        52470J662
Legg Mason Partners Target Retirement 2025
Fund                                           I        LMXIX        52470J738
Legg Mason Partners Target Retirement 2020
Fund                                           I        LMWIX        52470J795
Legg Mason Partners Target Retirement 2015
Fund                                           I        LMFIX        52470J860

LEGG MASON PARTNERS CLASS R -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 50 BPS) AND SERVICING FEES OF 25BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA AND 10BPS REVENUE SHARE).

FUND NAME                                   CLASS      TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Partners 130/30 U.S. Large Cap
Equity Fund                                   R        LMURX        52469H362
Legg Mason Partners Aggressive Growth
Fund, Inc                                     R        LMPRX        52468C505
Legg Mason Partners Appreciation Fund, Inc    R        LMPPX        52468E501
Legg Mason Partners Capital & Income Fund     R        LMMRX        52469H271
Legg Mason Partners Core Bond Fund            R        LMPTX        52469F499
Legg Mason Partners Core Plus Bond Fund       R        LMPCX        52468W501
@ Legg Mason Partners Emerging Markets
Equity Fund                                   R         TBD            TBD
Legg Mason Partners Equity Income Builder
Fund                                          R        LMROX        52469H214
Legg Mason Partners Large Cap Growth Fund     R        LMPLX        52469H693
Legg Mason Partners Mid Cap Core Fund         R        LMREX        52469H172
Legg Mason Partners Small Cap Growth Fund     R        LMPOX        52470H690
Legg Mason Partners U.S. Large Cap Equity
Fund                                          R        LMUOX        52469H313
Legg Mason Partners Target Retirement Fund    R        LMERX        52470J340
Legg Mason Partners Target Retirement 2050
Fund                                          R        LMJRX        52470J415
Legg Mason Partners Target Retirement 2045
Fund                                          R        LMKRX        52470J472
Legg Mason Partners Target Retirement 2040
Fund                                          R        LMYRX        52470J548
Legg Mason Partners Target Retirement 2035
Fund                                          R        LMRRX        52470J613
Legg Mason Partners Target Retirement 2030
Fund                                          R        LMQRX        52470J670
Legg Mason Partners Target Retirement 2025
Fund                                          R        LMXRX        52470J746
Legg Mason Partners Target Retirement 2020
Fund                                          R        LMWRX        52470J811
Legg Mason Partners Target Retirement 2015
Fund                                          R        LMFRX        52470J878

LEGG MASON PARTNERS CLASS O -- FUNDS WITH NO ANNUAL COMPENSATION ON ASSETS

FUND NAME                                    CLASS      TICKER         CUSIP
--------------------------------------------------------------------------------
+Legg Mason Partners Equity Fund               O         SABRX       524695103

LEGG MASON CLASS FI -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 25 BPS) AND SERVICING FEES OF 15BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
@ Legg Mason Amer Ldg Cos Trust              FI        LGALX        52465Q861
^Legg Mason Emerging Markets Trust           FI        LGFMX        52465C201
^Global Opportunities Bond Fund              FI        GOBFX        37947Q209
Legg Mason Growth Trust                      FI        LMGFX        52465Y302
^Legg Mason International Equity Trust       FI        LGFEX        52465D209
Legg Mason Opportunity Trust                 FI        LMOFX        52467D108
Legg Mason Special Investment Trust          FI        LGASX        524904307
Legg Mason Value Trust                       FI        LMVFX        524659307
^Batterymarch U.S. Small Cap Equity
Portfolio                                    FI        LGSCX        502082829

LEGG MASON CLASS I -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF SERVICING FEES OF 10BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 10BPS SUB TA).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Amer Ldg Cos Trust                I         LGAMX        52465Q200
Legg Mason Classic Valuation Fund            I         LMCIX        52465K401
^Legg Mason Emerging Markets Trust           I         LGEMX        52465U607
@ Legg Mason Global Income Trust             I          TBD            TBD
^Global Opportunities Bond Fund              I          TBD            TBD
Legg Mason Growth Trust                      I         LMGNX        52465Y203
^Legg Mason International Equity Trust       I         LGIEX        52465U409
Legg Mason Investment Grade Income
Portfolio                                    I         LIGIX        524905601
Legg Mason Limited Duration Bond
Portfolio                                    I         LMLIX        524905502
Legg Mason Opportunity Trust                 I         LMNOX        52465G202
Legg Mason Special Investment Trust          I         LMNSX        524904208
Legg Mason Value Trust                       I         LMNVX        524659208
Legg Mason US Small-Cap Value Trust          I         LUSIX        52465Q606
^Batterymarch U.S. Small Cap Equity
Portfolio                                    I         LMSIX        502082811

LEGG MASON CLASS R -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 50BPS) AND SERVICING FEES OF 15BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 15BPS SUB TA).

FUND NAME                                  CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
Legg Mason Growth Trust                      R         LMGRX        52465Y401
^Legg Mason International Equity Trust       R         LMIRX        52465U870
Legg Mason Opportunity Trust                 R         LMORX        52467D207
Legg Mason Special Investment Trust          R         LMARX        524604406
Legg Mason Value Trust                       R         LMVRX        524659406

WESTERN ASSET CLASS FI -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF 12b-1 (WHICH IS CURRENTLY 25BPS) AND SERVICING FEES OF 5BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 5BPS SUB TA).

FUND NAME                                    CLASS      TICKER         CUSIP
--------------------------------------------------------------------------------
WA Absolute Return Portfolio                   FI        WARIX       957663693
WA Core Bond Portfolio                         FI        WAPIX       957663404
WA Core Plus Bond Portfolio                    FI        WACPX       957663602
@ WA Enhanced Equity Portfolio                 FI         TBD        957663784
@ WA Global Strategic Income Portfolio         FI         TBD        957663727
@ WA High Yield Portfolio                      FI         TBD        957663834
WA Inflation Indexed Plus Bond Portfolio       FI        WATPX       957663875
@ WA Intermediate Bond Portfolio               FI        WAIFX       957663800
@ WA Intermediate Plus Bond Portfolio          FI         TBD        957663818
@ WA Limited Duration Bond Portfolio           FI         TBD        957663206
@ WA Money Market Portfolio                    FI         TBD        957663768
@ WA Non - US Opportunity Bond Portfolio       FI         TBD        957663859
@ WA US Govt Money Market Portfolio            FI         TBD        957663743

WESTERN ASSET CLASS I -- FUNDS WITH ANNUAL COMPENSATION ON ASSETS COMPRISED OF SERVICING FEES OF 5BPS. THE SERVICING FEES MAY BE COMPRISED OF FUND PAYMENTS, REVENUE SHARE OR A COMBINATION OF THE TWO (CURRENTLY 5BPS SUB TA).

FUND NAME                                   CLASS       TICKER         CUSIP
--------------------------------------------------------------------------------
WA Absolute Return Portfolio                  I         WAARX        957663719
WA Core Bond Portfolio                        I         WATFX        957663305
WA Core Plus Bond Portfolio                   I         WACPX        957663503
@ WA Enhanced Equity Portfolio                I          TBD         957663792
@ WA Global Strategic Income Portfolio        I          TBD         957663735
WA High Yield Portfolio                       I         WAHYX        957663842
WA Inflation Indexed Plus Bond Portfolio      I         WAIIX        957563883
WA Intermediate Bond Portfolio                I         WATIX        957563701
WA Intermediate Plus Bond Portfolio           I         WAIPX        957563826
WA Limited Duration Bond Portfolio            I         WALDX        957663107
@ WA Money Market Portfolio                   I          TBD         957663776
WA Non - US Opportunity Bond Portfolio        I         WAFIX        957663867
@ WA US Govt Money Market Portfolio           I          TBD         957663750

* Only available to CGMI Brokers and/or a Broker Dealer can only collect 12b-1 if they had a contract predating 12/1/05. This restriction will be lifted on February 20, 2009. These Funds will be available for sale by any broker on and after 2/20/09.

^    Funds with redemption fees

@ Currently unavailable for purchase because the fund is not operationally set up Please contact the Distributor in advance to discuss when the share class or fund may be available for sale The Distributor will then consider whether or not to make the requested share class or fund available for sale and may decline to do so in its sole discretion

+    Available to existing investors only.

                               THIRD AMENDMENT TO
                      RETAIL FUND PARTICIPATION AGREEMENT

This Third Amendment to Retail Fund Participation Agreement ("Amendment") is entered into by and among LEGG MASON INVESTOR SERVICES, LLC, (the "Distributor", "We" or "Us"), HARTFORD LIFE INSURANCE COMPANY (the"Service Provider", "You" or "Your") and HARTFORD SECURITIES DISTRIBUTION COMPANY, INC. ("HSD"), collectively (the "Parties").

WHEREAS, the Parties entered into a Retail Fund Participation Agreement dated December 16, 2002, as amended April 24, 2007 and February 5, 2009 (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement;

WHEREAS, the Parties desire to amend the Agreement;

NOW, THEREFORE, in consideration of these premises and the terms and conditions set forth herein, the Parties agree as follows:

1.  The Agreement is amended by the alteration of Schedule B as follows:

(a)  References to the following funds:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason Classic Valuation Fund
 Institutional Class                              52465K401        LMCIX

Shall be deleted and replaced by:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Investors Value Fund
 Class I                                          52470J407        SAIFX

(b)   References to the following funds:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason U.S. Small Capitalization Value
 Trust Institutional Class                        52465Q606        LUSIX

Shall be deleted and replaced by:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Small Capitalization
 Value Fund Class I                               52469G471        SMCYX

(c)  References to the following funds:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Convertible Fund
 Class A                                          52469H586        SCRAX
Legg Mason ClearBridge Convertible Fund
 Class I                                          52469H552        SCVYX

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Equity Income Builder
 Fund Class A                                     52469H248        LMOAX
Legg Mason ClearBridge Equity Income Builder
 Fund Class FI                                    52469H222        LMFOX

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Equity Income Builder
 Fund Class I                                     52469H198        LMIOX
Legg Mason ClearBridge Equity Income Builder
 Fund Class R                                     52469H214        LMROX

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Capital & Income Fund
 Class A                                          52469H636        SOPAX
Legg Mason ClearBridge Capital & Income Fund
 Class I                                          52469H594        SOPYX
Legg Mason ClearBridge Capital & Income Fund
 Class R                                          52469H271        LMMRX

Shall be deleted and replaced by:

FUND NAME                                           CUSIP          SYMBOL
----------------------------------------------------------------------------
Legg Mason ClearBridge Equity Income Builder
 Fund Class A                                     52469H636        SOPAX
Legg Mason ClearBridge Equity Income Builder
 Fund Class FI                                       TBD            TBD
Legg Mason ClearBridge Equity Income Builder
 Fund Class I                                     52469H594        SOPYX
Legg Mason ClearBridge Equity Income Builder
 Fund Class R                                     52469H271        LMMRX

2. This Amendment shall be effective December 4, 2009 subject to shareholder vote.

3. NOTICES.

Notices required by this Agreement should be sent as follows:

You:                       c/o         Hartford Life Insurance Company
                                       200 Hopmeadow Street, Simsbury, CT 06089
                           Attn:       Legal Department, B1E
                           Phone:      860-843-4264
                           Fax:        860-843-5316

Distributor:               c/o Legg Mason
                           100 Stamford Place, 5th Floor
                           Stamford, CT 06902

                           Attn:       Business Development
                           Fax:        877-563-3019

4. OTHER TERMS.

Other than the foregoing, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are ratified and confirmed in all respects by the Parties to this Amendment.

LEGG MASON INVESTOR SERVICES, LLC       HARTFORD LIFE INSURANCE COMPANY
                                        HARTFORD SECURITIES DISTRIBUTION
                                        COMPANY, INC.

By:     /s/ Kim Roy                     By:     /s/ Richard E. Cady
        ------------------------------          ------------------------------
Name:   Kim Roy                         Name:   Richard E. Cady
Title:  Director                        Title:  Assistant Vice President
Date:   12/18/09                        Date:   12/7/09